SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

INFORTE CORP
(Exact name of registrant as specified in its charter)

Delaware	000-29239	36-3909334
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

500 N. Dearborn Avenue, Suite 1200
Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (312) 540-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.

        On March 13, 2006, Stephen C. P. Mack, the President and Chief Executive Officer and a Director of Inforte Corp., terminated a stock trading plan he previously had entered into on November 7, 2005 in accordance with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934. Mr. Mack terminated his stock trading plan during an open trading period under Inforte’s insider trading policy.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORTE CORP.
March 20, 2006	By: /s/ Nick Heyes
Nick Heyes
Chief Financial Officer

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